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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                                                   EXHIBIT 10.17

                         TECHNOLOGY LICENSING AGREEMENT

This Agreement dated October 16, 1997 is made by and between International Business Machines Corporation, a New York Corporation with an office for doing business in Research Triangle Park North Carolina, (hereinafter IBM) and First Virtual Corporation a California corporation with an office for doing business at 3393 Octavius Drive, Santa Clara, California (hereinafter FVC).

WHEREAS, IBM has developed certain technology and products relating to the coding, decoding, transmission and networking of video signals and images and;

WHEREAS, FVC desires to license such technology from IBM for the purpose of developing and marketing its own video products;

NOW, THEREFORE, for good and valuable consideration IBM and FVC agree as follows:


SECTION 1 - DEFINITIONS

1.1 "Code" shall mean computer program code, in source, object, and load executable form, more fully identified in Attachment A. Code identified in section A.2 is only provided in object code form.

"VAN Code" shall mean Code identified in sections A.1.1. and A.2.1 of Attachment A which relates to IBM's VAN 8300 Video Access Node release 1.0 product.

"VDM Code" shall mean Code identified in sections A.1.2. and A.2.2 of Attachment A which relates to IBM's Video Distribution Module release 1.0 product.

1.2 "Licensed Technology " shall mean the trade secrets, concepts, knowledge, technical information and data, including engineering, scientific and practical information and formulas, equipment designs, information or materials and commercial sources thereof, technical information recorded in reports, schematics, design documents on drawings and in specifications, related to IBM's 8300 Video Access Node release 1.0 and Video Distribution Module release 1.0 products which are contained or revealed in full in the items identified in Attachment B.

"VAN Licensed Technology" shall mean Licensed Technology described in sections
B.1 and B.3 of Attachment B and which relate to IBM's 8300 Video Access Node release 1.0 product.

"VDM Licensed Technology" shall mean Licensed Technology described in section
B.2 of Attachment B and which relates to IBM's Video Distribution Module release
1.0 product.

1.3 "Licensed Documentation" shall mean documentation described in Attachment C and which is intended to be provided to end user customers in support of their use of Products such as user guides.

1.4 "Inventory" shall mean the development assets and manufacturing assets identified in Attachment E as well as any finished goods, works in process and manufacturing parts inventory which FVC may purchase in accordance with Section 4.

1.5 "Product" shall mean a software and/or hardware product or feature which performs MPEG2 video compression and/or decompression for transmission and reception from an ATM network.

1.6 "Subsidiary" shall mean a corporation, company, or other entity:


                      IBM/FVC CONFIDENTIAL OCTOBER 16,1997

        a. more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company, or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists; or

        b. which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make decisions for such corporation, company or entity is now or hereafter, owned or controlled, directly or indirectly, by a party hereto, but such corporation, company, or other entity shall be deemed to be a Subsidiary only so long as such ownership exists.


SECTION 2 - RIGHTS IN CODE AND LICENSED TECHNOLOGY

2.1 Subject to the terms and conditions of this Agreement, including the obligation to pay ongoing royalties, IBM grants to FVC a worldwide, perpetual, non-exclusive, license under copyrights to use, execute, reproduce, display, prepare or have prepared derivative works based upon and sell, lease or sublicense or otherwise transfer copies of the object form of the Code for the purposes of designing, developing, manufacturing, marketing, selling and maintaining Products.

2.2 Subject to the terms and conditions of this Agreement, including the obligation to pay ongoing royalties and also including the obligation of confidentiality set forth in Section 2.7 below, IBM grants to FVC a non-exclusive license under copyrights to use, reproduce, display, prepare or have prepared derivative works based upon, the source form of the Code (as identified in section A.1 of Attachment A) for the purposes of designing, developing, and maintaining Products.

2.3 Subject to the terms and conditions of this Agreement, including the obligation to pay ongoing royalties and also including the obligation of confidentiality set forth in Section 2.7 below, IBM grants to FVC a worldwide, perpetual, non-exclusive license to use Licensed Technology for the purposes of designing, developing, manufacturing, marketing and maintaining Product.

2.4 Subject to the terms and conditions of this Agreement, including the obligation to pay ongoing royalties, IBM grants to FVC a worldwide, perpetual, non-exclusive license under copyrights to use, reproduce, display, prepare or have prepared derivative works based upon and sell, lease or sublicense or otherwise transfer copies of the Licensed Documentation in support of the marketing, sale and use of Product.

2.5 Except for those IBM patents which are necessarily infringed by the Code and Licensed Technology as delivered by IBM and in the exercise of the licenses granted hereunder, no license is granted herein, directly or by implication, estoppel or otherwise, with respect to any IBM patents. Nothing in this Agreement shall be deemed or construed to grant an assignment or exclusive license under any patent.

2.6 Nothing contained in this Agreement shall be construed as implying any grant of any license or immunity by IBM under any patent owned or controlled by a third party.

2.7 FVC agrees that :

a) Any copy of Code or Licensed Technology shall include any IBM notices of proprietary rights appearing in the original copy of that item provided hereunder by IBM.

b) The Licensed Technology and Code provided hereunder in source code form are IBM Confidential and will be treated in accordance with the terms of the CDA referenced in Section 11 "Confidential Information", except that the confidentiality period shall be a period of 5 years from the date of execution of this Agreement. No Licensed Technology or Code in source form shall be made available to anyone other than FVC employees or contractors


                      IBM/FVC CONFIDENTIAL OCTOBER 16,1997
who have a need to know in connection with rights granted under this Agreement, and who have agreed to observe all obligations and restrictions set forth in this Agreement.

c) Except for the requirement in Section 2.7(a) to include IBM notices of proprietary rights FVC will assure that any Product sold, marketed, transferred or distributed by FVC including any associated packaging, publications or user documentation will not include the IBM name, trademark or logo or otherwise contain any references to IBM. FVC also agrees that it will not sell, market, transfer or distribute Product to any third parties in any manner that would indicate or imply that IBM has any obligation to such third parties or their customers with respect to the Product being sold or licensed by FVC.

d) FVC will indemnify IBM for any third party claims associated with FVC's failure to comply with this Section 2.7.

2.8 Nothing contained in this Agreement shall be construed as conferring any right to use any name, trade name, trademark, or other designation of either party hereto (including any contraction, abbreviation or simulation of the foregoing).

2.9 FVC understands and agrees that IBM is not granting any licenses of any kind to the code and/or technology described in Attachment D and that, in order to fully utilize the Code and Licensed Technology being licensed under this Agreement, FVC may need to obtain other licenses from IBM and/or from third parties. IBM MAKES NO REPRESENTATIONS OR WARRANTIES CONCERNING FVC'S ABILITY TO OBTAIN SUCH LICENSES. FVC acknowledges and agrees that code and technology in addition to that code and technology set forth in Attachment D may be required in order to fully utilize the Code and Licensed Technology provided hereunder.

SECTION 3 - IBM'S OPTION RIGHTS TO ACQUIRE LICENSES TO FVC DERIVATIVE PRODUCTS

3.1 For a period of [*] beginning with the date of execution of this Agreement and subject to the conditions set forth in 3.2 below, IBM has the right to acquire all intellectual property rights and licenses on a non-exclusive, perpetual basis related to any Product developed by or for FVC based upon or utilizing the Code and Licensed Technology, including associated source and object code, patents, designs, drawings, specifications, manufacturing documents and other associated documentation including all enhancements and or improvements to any of the foregoing (Derivative Products), for the purposes of developing, manufacturing, marketing, using, selling, licensing, and preparing or having prepared derivative works based upon such Derivative Products.

3.2 IBM shall have the right to exercise the option in Section 3.1 upon the occurrence of one or more of the following events.

        a) if, at anytime prior to the expiration of [*] from the date of execution of this Agreement FVC withdraws from marketing any FVC Derivative Product and does not make available to IBM for resale, under terms, conditions and prices similar to those offered to other FVC distributors or dealers, a replacement Derivative Product or FVC discontinues making Derivative Products available to IBM for resale under terms, conditions and prices similar to those offered to other FVC distributors or dealers or FVC fails to offer Derivative Products to IBM under terms, conditions and prices similar to those offered to other FVC distributors or dealers, or

        b) if this Agreement is terminated by IBM as the result of a material breach by FVC, or

        c) if, at anytime prior to the expiration of [*] from the date of execution of this Agreement either;


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                i) a controlling interest in the outstanding shares or
                securities (representing the right to vote for the election of directors or other managing authority) of FVC is acquired by a third party, or

                ii) a majority of the assets of FVC are spun-off or otherwise acquired by a third party, or

                iii) the Code and Licensed Technology licensed under this Agreement or the intellectual property rights related to the Product comes under the control of a third party,

        and Derivative Product, including Derivative Product developed after the occurrence of any of the events set forth in Section 3.2 c), are no longer made available to IBM for resale under the same or similar terms and conditions that Derivative Products were being made available to IBM prior to such event.

3.3 In the event IBM exercises the rights granted under this Section 3 IBM shall pay to FVC a sum equal to [*] under this Agreement up to the time IBM exercises these rights.

3.4 The option granted hereunder shall not limit any other remedies IBM may have for breach of this agreement.

SECTION 4 - SALE OF INVENTORY

4.1 IBM agrees to make available for purchase by FVC the development assets listed in section E.1 of Attachment E. At the conclusion of the Transition Period described in Section 5 IBM also agrees to make available for purchase by FVC the manufacturing assets listed in section E.2 of Attachment E as well as any remaining finished goods, works in process, and manufacturing parts inventory. The purchase price for the Inventory shall be [*] purchased. Upon payment of the associated purchase price, title and risk of loss to the Inventory shall pass to FVC. IT IS UNDERSTOOD AND AGREED THAT THE INVENTORY IS BEING SOLD BY IBM ON AN "AS IS" BASIS WITHOUT WARRANTY OF ANY KIND AND SUBJECT TO THE LIMITATIONS SET FORTH IN SECTION 8.2.

4.2 FVC shall remove all tags, labels, packaging, or markings existing on or with the Inventory which include the IBM name or logo or otherwise identify IBM as the source of the Inventory. FVC also agrees that it will not sell the Inventory or allow it to be sold to any third parties in any manner that would indicate or suggest that IBM is the source of manufacture of the Inventory or that IBM has any obligation to such third parties or their customers with respect to the Inventory. FVC will indemnify IBM for any third party claims associated with FVC's failure to comply with this Section 4.

4.3 The terms of shipment of the Inventory shall be FOB IBM's Research Triangle Park facility.

4.4 IBM will invoice FVC for the Inventory purchased and FVC will pay the invoice within thirty days of receipt by mailing payment to the address stated in the invoice.

SECTION 5 - MANUFACTURING TRANSITION ASSISTANCE

5.1 For a period not to exceed [*] months from the time of the execution of this Agreement (Transition Period) IBM will provide FVC with Manufacturing Transition Assistance as set forth in Attachment F. This assistance shall be in the form of consulting assistance to be provided by up to [*] people familiar with the manufacture of IBM's current VAN product. FVC will pay IBM a fee of [*] per person per month for these services. This fee is for the provision of services, indirect overhead (i.e. office space occupied by the IBM personnel) and administrative support only and does not include any additional expenses such as travel, materials, tools, subcontract activity or other costs related to the services provided. FVC shall be responsible for these additional costs. IBM will not incur such costs without first obtaining the approval of the FVC contract representative named in Section 12.1. FVC will reimburse IBM for any FVC approved expenditures which are


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                                                                          Page 5


billed to IBM. THESE SKILLS AND SERVICES ARE PROVIDED ON AN AS IS BASIS WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND INCLUDING RESULTS.

IBM does not make any representations or warranties, concerning the results of this consulting or FVC's ability to manufacture Products or to procure components, parts, code or other materials from IBM or IBM's current suppliers. FVC assumes full risk and responsibility for procuring needed components, parts, code or other materials and for its ability to manufacture Products. At the expiration of the Transition Period FVC may purchase any remaining, finished goods, works in process and manufacturing parts Inventory as set forth in
Section 4.

IBM will invoice FVC monthly for the services and reimbursable expenses and FVC shall pay such invoices within 30 days of receipt by mailing payment to the address stated in the invoice.

SECTION 6 SKILLS TRANSITION AND DEVELOPMENT SUPPORT

6.1 - For the purposes of this Section 6 the following terms shall have the following meanings:

6.1.1 The term "Materials" means literary works or other works of authorship including programs, program listings, programming tools, documentation, reports and drawings, developed by the personnel provided by IBM in the performance of the services provided under this Section 6. Materials shall not include any preexisting literary works or works of authorship.

6.1.2 The term "Invention" means any idea, concept, know-how or technique that either party first conceives or reduces to practice in connection with the performance of the services provided under this Section 6 and for which a patent application is filed.

6.2 Beginning on October 15th, 1997 (notwithstanding the later execution of this Agreement), IBM will make available to FVC up to [*] people for a period not to exceed [*] from the date of the execution of this Agreement to provide education and training to FVC development personnel and to assist FVC with the further development and enhancement of the Code and Licensed Technology. IBM will also make available to FVC, for a period not to exceed [*] from the date of execution of this agreement, the consulting services of a product line manager familiar with the marketing and sales strategy of IBM's current VAN 8300 product. These individuals will remain resident in their current offices and lab space at IBM. FVC will pay IBM for these services a fee of [*] per month per person. This fee is for the provision of services, indirect overhead (i.e. office space occupied by the IBM personnel) and administrative support only and does not include any additional expenses such as travel, materials, tools, subcontract activity or other costs related to the services provided. FVC shall be responsible for these additional costs. IBM will not incur such costs without first obtaining the approval of the FVC contract representative named in Section 12.1. FVC will reimburse IBM for any FVC approved expenditures which are billed to IBM. THESE SKILLS AND SERVICES ARE PROVIDED ON AN AS IS BASIS WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND INCLUDING THE RESULTS.

FVC may terminate the services of any of the individuals being provided under this Section 6.2 by providing 30 days written notice to the IBM contract representative in Section 12.1.

In the event FVC hires any of the individuals providing services under this
Section 6 then IBM's obligation to make people available to FVC hereunder shall be reduced by the number of people corresponding to the number hired by FVC. This includes any individuals hired before the execution of this contract provided such individuals would have been utilized by IBM to provide these services had they not been hired by FVC.

6.3 Beginning on October 15th, 1997 (notwithstanding the later execution of this agreement) FVC will fund IBM's ongoing product engineering support for IBM's current VAN 8300 product by paying IBM [*] per month to reimburse IBM for [*] engineering personnel. FVC will continue this funding until the earlier of April 1, 1998 or the date on which FVC announces and starts shipment of a compatible replacement product for the VAN 8300 at which time FVC will assume full responsibility for level 3 product engineering field support of the installed


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                                                                          Page 6


customer inventory of the VAN 8300 Video Access Node product. This support includes correction of design errors, and performance and release of engineering changes and software fixes.

6.4 IBM will invoice FVC monthly for the services and reimbursable expenses and FVC shall pay such invoices within 30 days of receipt by mailing payment to the address stated in the invoice.

6.5. Ownership and License of Copyright

        a) IBM hereby assigns to FVC ownership of copyright, in the Materials.

        b) FVC hereby grants to IBM an irrevocable, nonexclusive, worldwide, perpetual, paid-up license to use, execute, reproduce, display, perform, distribute copies of and prepare and have prepared derivative works based upon, the Materials and the right to authorize others to do any or all of the foregoing.

6.5 Inventions

An Invention shall be treated as follows:

        a. if made by personnel of one of the parties it shall be the property of that party (Inventing Party). The Inventing Party hereby grants to the other party an irrevocable, nonexclusive, worldwide, paid up license under such Invention, all patent applications filed therefor, and all patents issued thereon;

        b. if made by personnel of both parties, it and all patent applications filed therefor and all patents issued thereon shall be jointly owned by the parties. Each party shall have the right to grant licenses to third parties or assign its rights therein without accounting to the other party.

All licenses granted to either party under this Section 6 include the unrestricted right to make, have made, use, lease, sell or otherwise transfer any apparatus, and to practice any method covered by the Invention. Such license shall include the right of the licensee to grant sublicenses of comparable scope to its Subsidiaries.

Nothing contained in this Agreement shall be deemed to grant any license under any patent or patent applications arising out of any other inventions of either party.

SECTION 7 - ROYALTIES

7.1 Definitions.

7.1.1 "Royalty Bearing Product" shall mean any Product that contains Code or a derivative work thereof, or has any functionality described by or embodying any of the Licensed Technology not known to FVC prior to disclosure of the Licensed Technology by IBM. In the case of software Products each copy licensed or distributed by FVC to an end user or other party shall be deemed to be a Royalty Bearing Product. Royalty Bearing Products shall include the following:

        VAN Royalty Bearing Product shall mean a Royalty Bearing Product based upon, derived from or containing VAN Code or VAN Licensed Technology.

        VDM Royalty Bearing Product shall mean a Royalty Bearing Product based upon, derived from or containing VDM Code or VDM Licensed Technology.

7.1.2 "Royalty Revenue" shall mean FVC's [*]


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FVC may sell or license a Royalty Bearing Product as a standalone system or as a component of a larger product or system. In the event that a Royalty Bearing Product is sold or licensed as a component of a larger product or system then the Royalty Revenue shall be calculated based on the Royalty Revenue that would have been received had the Royalty Bearing Product been sold or licensed on a standalone basis. If there is no standalone price associated with the component which contains the Royalty Bearing Product then the Royalty Revenue shall be the revenue that would have been received for the next level component, product, or system that is separately sold or licensed. The parties agree that it is their intent that FVC have flexibility in the method in which it packages, licenses and sells it products while at the same time assuring that IBM receives royalty for the Code and Licensed Technology based on the fair market value of the functions it enables a Product to perform

7.2 Accrual of Royalties for Products

For each Royalty Bearing Product sold, licensed, or otherwise transferred by FVC to its customers, distributors, dealers or remarketers prior to the 5th anniversary of the date of the execution of this Agreement FVC shall pay IBM as follows:

a) for each VAN Royalty Bearing Product FVC shall pay [*] of Royalty Revenue;

b) for each VDM Royalty Bearing Product FVC shall pay [*] of Royalty Revenue.

A Royalty Bearing Product is considered "sold" or "licensed" when billed or invoiced by FVC.

A Royalty Bearing Product is considered "otherwise transferred" when not sold or licensed but delivered by FVC to its customers, distributors, dealers, or remarketers to others, regardless of the basis for compensation.

7.3 Payment of Royalty for Products

Royalty payments shall be made in US dollars and shall be due within 30 days after the end of each calendar quarter. Any required currency conversion shall be made at the official rate of exchange of the currency as quoted by the Wall Street Journal for the last business day of the period for which payment is due.

No taxes paid by FVC or its distributors, dealers or remarketers (including but not limited to, sales, property, and value added taxes) imposed by any governmental entity shall be deducted from or credited against royalties due IBM.

FVC shall wire or mail all payments due under this Section 7 to the IBM account at the following address:

               Director of Licensing- IBM
               Bank of New York
               48 Wall Street
               New York, New York 10286
               U.S.A.

               Credit Account # 890-0209-674
               ABA Routing # 0210-0001-8

FVC shall include the following information with the payment:

               First Virtual Corporation


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                                                                          Page 8


               Technology Transfer Agreement
               IBM Contact: Alan Hoal 919-543-4465.

7.4 Royalty Reporting.

FVC shall provide to IBM, within 45 days after the conclusion of each calendar quarter, a written report of all royalties due IBM during the previous calendar quarter. The report shall include the type, quantity, and total Royalty Revenue of Products sold, licensed or otherwise transferred by FVC. The written report shall be signed by an officer of FVC or his designee.

Reports shall be sent by mail or facsimile to:


               IBM Director of Licensing
               International Business Machines Corporation
               500 Columbus Avenue
               Thornwood, NY 10594
               Facsimile Number (914) 742-6737


FVC shall keep records in sufficient detail to permit the determination of royalties payable hereunder. Upon IBM's request, but no more frequently than annually (unless in response to a dispute), FVC shall permit independent auditors chosen by IBM, to have access during ordinary business hours, to such FVC records and information as may be reasonably necessary to determine the correctness of any royalty report or payment due under this agreement.

If an audit should disclose any underpayment of royalties due IBM, FVC shall, within 30 days after notice of such underpayment, pay IBM such amount, together with simple interest at the rate of 18% per annum beginning with the date such payment was originally due.

SECTION 8 - WARRANTIES AND REPRESENTATIONS

8.1 IBM represents and warrants to FVC that, as of the date of this Agreement, IBM owns or otherwise has all rights necessary in the Code, Licensed Technology and Licensed Documentation as delivered by IBM to make the grants and licenses set forth herein and that there is no pending litigation or claims of infringement of any copyright, patent, or other intellectual property right against IBM relating to the Code, Licensed Technology, Licensed Documentation or Inventory. IBM represents and warrants that it has full title to the Inventory.

8.2 THE CODE, LICENSED TECHNOLOGY, LICENSED DOCUMENTATION AND INVENTORY ARE PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTY OF ANY KIND EXCEPT FOR THE WARRANTIES IN 8.1. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT ARE SPECIFICALLY DISCLAIMED WITH RESPECT TO THE CODE, LICENSED TECHNOLOGY, LICENSED DOCUMENTATION, AND INVENTORY.

IT IS UNDERSTOOD AND AGREED THAT IBM DOES NOT WARRANT THAT THE CODE, LICENSED TECHNOLOGY, LICENSED DOCUMENTATION OR INVENTORY WILL MEET THE REQUIREMENTS OF FVC OR FVC'S CUSTOMERS, OR THAT THEIR OPERATION WILL BE UNINTERRUPTED OR ERROR FREE.

NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER CONCERNING THE SUCCESS OF THE MARKETING OF PRODUCTS RELATED TO THE CODE, LICENSED TECHNOLOGY, LICENSED DOCUMENTATION OR INVENTORY THAT ARE THE SUBJECT OF THIS AGREEMENT. TO THE EXTENT THAT THE PARTIES HAVE DISCUSSED OR SHARED INFORMATION


                      IBM/FVC CONFIDENTIAL OCTOBER 16,1997

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                                                                         Page 9


RELATING TO FORECASTS, PLANS OR EXPECTATIONS CONCERNING POSSIBLE FUTURE SALES OF PRODUCTS IT IS UNDERSTOOD AND AGREED BY BOTH PARTIES THAT SUCH INFORMATION DOES NOT SERVE AS A WARRANTY OR REPRESENTATION THAT SUCH FORECASTS, PLANS OR EXPECTATIONS WILL BE REALIZED. FVC, THROUGH ITS MANAGEMENT AND ADVISORS HAS FULLY AND INDEPENDENTLY FAMILIARIZED ITSELF WITH THE FACTORS NECESSARY TO EVALUATE THE RISKS INVOLVED WITH THE LICENSING OF THIS TECHNOLOGY, AND THE MANUFACTURE AND SALE OF PRODUCTS BASED ON THE TECHNOLOGY AND IS NOT RELYING ON ANY REPRESENTATIONS OF IBM BEYOND THOSE SET FORTH IN THIS AGREEMENT.

8.3 FVC warrants and acknowledges that it has conducted, to its satisfaction, an inspection of the Code, Licensed Technology, Licensed Documentation and Inventory and agrees that they comply with the terms of this Agreement and FVC accepts them in their present condition.

SECTION 9 - INDEMNIFICATION

9.1 IBM will, at its expense, indemnify FVC against any suit or claim against FVC to the extent that such a suit or claim is based upon any breach of the warranties set forth in Section 8.1 of this Agreement and provided such suit or claim is not attributable to any enhancements or modifications made to the Code, Licensed Technology or Licensed Documentation by or for FVC. IBM will pay the amount of any settlement or the costs, damages, expenses and attorney's fees finally awarded by a court in any such suit or claim.

9.2 FVC, at its expense, will indemnify IBM against any suit or claim against IBM based upon a claim of infringement of third party rights or any other suit or claim resulting from any enhancement or modification made by or for FVC to the Code, Licensed Technology, Licensed Documentation or Inventory and any product liability suits or claims relating to products developed or sold by FVC based upon the Code, Licensed Technology, Licensed Documentation or Inventory. FVC will pay the amount of any settlement or the costs, damages, expenses and attorney's fees finally awarded by a court in any such suit or claim.

9.3 Each parties' obligation to indemnify the other as set forth in this Section 9 shall be contingent upon the other party's:

        a. providing prompt written notice of any claim or threatened or actual suit to the indemnifying party and,

        b. allowing the indemnifying party to have sole control of the defense of such suit or claim and any related settlement negotiations and,

        c. cooperating fully with the indemnifying party in the defense and settlement of such suit or claim.

9.4 This Section 9 shall represent the entire and exclusive obligation of one party to the other regarding any claim of infringement and any claims under
Section 8.1.

SECTION 10 - LIMITATION OF REMEDIES AND DAMAGES

10.1 Except for FVC's obligation to pay the royalties, service fees, and purchase prices set forth in this Agreement either parties' total liability for damages to the other for any and all causes whatsoever arising under or in connection with this Agreement or the Code, Licensed Technology, Licensed Documentation or Inventory which are the subject of this Agreement, shall be limited to a total of [*].

10.2 IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES, INCLUDING LOST PROFITS OR LOST SAVINGS. EXCEPT AS SET FORTH IN SECTIONS 9, 2.7 and 4.2, NEITHER PARTY WILL BE LIABLE FOR ANY CLAIMS OR DAMAGES BASED UPON ANY THIRD PARTY CLAIM.


                      IBM/FVC CONFIDENTIAL OCTOBER 16,1997

----------------------------
[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
    THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SECTION 11 - CONFIDENTIAL INFORMATION

11.1 The parties shall make disclosures of information under the terms of Confidential Disclosure Agreement number 94-069 between IBM and FVC (the CDA). FVC agrees that any Code in source code form provided to FVC by IBM under this Agreement as well as the Licensed Technology and information relating to the Inventory shall be treated as IBM confidential information in accordance with the CDA as modified by this Agreement. The parties also agree that all drafts and executed copies of this Agreement shall be treated by each party as confidential information of the other party under the CDA.

11.2 The parties agree not to disclose either the existence of or the terms and conditions of this Agreement to any third parties without the prior written consent of the other party. Neither party will make any public statements relating to the subject matter of this Agreement without the prior written consent of the other party.

SECTION 12 - GENERAL

12.1 Each party shall name a contract representative to coordinate activities under this Agreement. If a party changes its representative, it shall notify the other party of the change in writing. The current representatives of each party are:

For IBM:       Jack Lucas
               3039 Cornwallis Road
               PO Box  12195
               Dept. EK7A
               Research Triangle Park, NC 27709.

For FVC:       James O. Mitchell
               Chief Operating Officer
               3393 Octavius Drive
               Santa Clara, California

12.2 All notices, requests, consents and other communications under this Agreement shall be in writing and shall be mailed to each party's representative at the addresses above.

12.3 This Agreement shall be governed in all respects by the laws of the State of New York as they apply to contracts executed and fully performed in New York. IBM and FVC each waive the right to a jury trial in any proceeding arising under or in connection with this Agreement.

12.4 This Agreement, including its Attachments, embodies the entire agreement and understanding between the parties, and supersedes all prior agreements, written or oral, relating to the subject matter hereof. Neither party, in entering into this agreement, has relied on any inducements, promises or expectations beyond those contained in this Agreement. No amendments or modifications hereof will be valid or binding upon the parties, unless made in writing and signed by authorized representatives of each party .

12.5 No forbearance on the part of either party in enforcing its rights under the terms of this Agreement shall constitute a waiver of any such term or a forfeiture of any other right.

12.6 Except for IBM's right to assign the payments to be made by FVC hereunder, neither party shall sell, transfer or assign any right or obligation hereunder without the prior written consent of the other party.
Any attempted act in derogation of the foregoing shall be null and void.

12.7 If any provision of this Agreement is held to be illegal, invalid, or unenforceable, the remaining provisions shall not be affected.


                      IBM/FVC CONFIDENTIAL OCTOBER 16,1997

12.8 Except as expressly noted elsewhere, each party shall bear its owns expenses associated with the performance of this Agreement.

12.9 FVC shall be responsible for the payment of any and all taxes imposed as the result of or in connection with the sales and licenses made under this Agreement (including but not limited to, sales, property, and value added taxes) with the exception of taxes based on IBM's net income.

 IN WITNESS OF THE FOREGOING, IBM AND FVC HAVE CAUSED THIS TECHNOLOGY LICENSING AGREEMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES AS OF THE DAY AND YEAR LAST WRITTEN BELOW.

Accepted and agreed to:


INTERNATIONAL BUSINESS                         FIRST VIRTUAL CORPORATION
MACHINES CORPORATION


By: /s/ Stephen W. Fitgerald                   By: /s/ James O. Mitchell
   --------------------------                      -------------------------

Name: Stephen W. Fitgerald                      Name: James O. Mitchell

Title: V.P. Operating Networking                Title: Chief Financial Officer
       Printing & Storage Group

Date:  10/15/97                                 Date:
















                      IBM/FVC CONFIDENTIAL OCTOBER 16,1997

ATTACHMENT A - CODE


A.1 SOURCE CODE

A.1.1 VIDEO ACCESS NODE SOURCE CODE

        Source code used to build the following functional units is provided (executable units are listed rather than individual source files for brevity). Note that for .cmd files, the source and object code are the same (because they are an interpreted rather than a compiled language).

A.1.1.1 PRIMARY EXECUTABLE MODULES

 AVS.EXE                    Server process executable.
 avsfplay.exe               File player virtual device
 avsfrecd.exe               File recorder virtual device
 avskill.exe                kill command for AVS Server
 avsprogram.exe             command line user interface for AVS
 avsquery.exe               command line user interface for queries
 avsstart.exe               AVS Server process front-end
 avstermmap.exe             application to order AVS to re-read AVSTERM.MAP
 avstrace.exe               application for setting AVS trace points
 loopvenc.exe               MVT test file player virtual device, loops forever
 parsets.exe                Transport Stream file parser/analyzer

A.1.1.2 DYNAMIC LINK LIBRARIES, FOR DEVICE DRIVER ACCESS AND FOR FUNCTIONAL ENCAPSULATION AND SERVICEABILITY.

 vsconn.dll            Connection Driver DLL
 DECAPI.DLL            DLL for decoder functions under device manager
 m2e_rtic.dll          DLL for encoder functions under device manager
 vddll.dll             DLL for virtual device applications
 VirtDev.dll           Virtual Device DLL under device manager
 AVSATM.DLL            AVS ATM Null Protocol Driver DLL interface
 avsdll.dll            AVS application interface DLL
 AVSH245.DLL           AVS Server H.245 implementation
 avsShM.dll            AVS Server RAS shared memory DLL
 avstrace.dll          AVS Server RAS tracing DLL
 cclatm.dll            ATM Support for our communications class libraries

A.1.1.3 COMMAND FILES, MOSTLY PART OF THE MAKE PROCEDURE

   Command utilities that are part of the MAKE procedure:

 BUILDSRC.CMD
 JUSTLINK.CMD
 makeatm.cmd
 makeclnt.cmd
 makecmds.cmd
 makesamp.cmd
 makesnmp.cmd
 makesrvr.cmd
 maketree.cmd
 makevdd.cmd
 MIBMAVS.CMD
 makeit.cmd            \avs\devmgr\encoder\virtdd
 makeit.cmd            \avs\devmgr\encoder\virtdevdll
 AVSBAKUP.CMD          avs\LLATMI\TCPIP
 AVSBLDLK.CMD          avs\LLATMI\TCPIP
 AVSLOCK1.CMD          avs\LLATMI\TCPIP
 AVSLOCK2.CMD          avs\LLATMI\TCPIP
 AVSCHECK.CMD          avs\SIAVS
 avsnews.cmd           avs\SIAVS
 CDROMPKG.CMD          avs\SIAVS
 DECINSTL.CMD          avs\SIAVS
 fixprot.cmd           avs\SIAVS
 MAKETERM.CMD

 The following commands are not part of the make procedure, but are used as indicated:

 AVSPDP.CMD              Problem Determination set-up command
 AVSICON.CMD             Create desktop folder with AVS icons
 avsinst.cmd             installation front-end command
 TSMUX.CMD               Loads ARTIC960 microcode onto encoder
 AVSPKG.CMD              Creates AVS installation package

A.1.1.4 DEVICE DRIVERS

 avsconn.sys         Connection Device Driver
 mpr_dd.sys          Decoder adapter device driver
 m2e_rtic.sys        Encoder adapter device driver
 virtdev.sys         Virtual Device device driver
 AVSATMDD.OS2        AVS Null Protocol Driver for LLATMI


A.1.1.5 OTHER EXECUTABLE PROGRAMS NOT LISTED ABOVE

 VANCFG.EXE          Configuration utility
 connmon.exe         Connection monitor
 decinventory.exe    Decoder utilities
 decupgrade.exe      Decoder utilities
 download.exe        Decoder utilities
 testdec.exe         Decoder utilities
 encdiag.exe         Encoder diagnostics utility
 avsstub.exe         Stub for including IBM binary copyright in executable image
 avsnamex.exe        AVS Sample application
 avsuser.exe         AVS Sample application
 avsuserv.exe        AVS Sample application
 avsvdec.exe         AVS Sample application
 avsvenc.exe         AVS Sample application
 avsvencx.exe        AVS Sample application
 CHGLEVEL.EXE        More installation programs, from \avs\siavs
 DECINSTL.EXE        More installation programs, from \avs\siavs
 INSTALL.EXE         More installation programs, from \avs\siavs
 queryatm.EXE        More installation programs, from \avs\siavs
 avsagent.exe      SNMP subagent for AVS

A.1.1.6 ENCODER MICROCODE

This is the Transport Stream Multiplex code

 VIDDMA.REL        Special version for new ASPI audio encoder module, postaspi13
 auddma2.rel       "Regular" encoder microcode
 aveccntl.rel      "Regular" encoder microcode
 mcadma.rel        "Regular" encoder microcode
 viddma.rel        "Regular" encoder microcode

A.1.1.7 DECODER MICROCODE

 bootf.abs         Boot load for decoder, avs\mpr\dboot\obj
 app.abs           Application load for decoder, avs\mpr\decc\obj

A.1.1.8 MAKE FILES FOR AVS COMPONENTS

   The specific make files are not listed here, but all files necessary to make the Audio-Visual Services functionality, whether on the OS/2 system unit or the encoder or decoder adapters, are part of this license agreement. These files will have extensions of ".mak" or ".inc".

A.1.1.9 AVS TEST CASE SOURCE CODE

   Source code for the test case applications will be included in this license agreement. These are applications written to the AVS API to test the correct operation of the API and the underlying server support, as well as various error scenarios. In many cases, the execution of particular test scenarios requires manual intervention and operation, for example the termination of the server on a receiving Video Access Node while an audiovisual transmission is in progress.

A.1.1.10 MISCELLANEOUS

 avstrace.tsf          AVS OS/2 Trace formatting template file
 avsmsg.txt            compiled message repository (English)
 ccl*.cfg, ccl*.msg    configuration and message source files for the
                         communications class libraries

A.1.2 VIDEO DISTRIBUTION MODULE SOURCE CODE



 Code for boot             image All source code and make files which
                           are used to build the Video Distribution Module boot image.


 Operational microcode     Source and make files for the Video
                           Distribution Module operational microcode which perform the functions of initialization, port diagnostics, adapter control, video port control, and service interface.

A.2 OBJECT CODE

A.2.1 VIDEO ACCESS NODE CODE PROVIDED IN OBJECT FORM ONLY

No source form for this object code identified below will be provided. Furthermore, reverse-engineering, reverse-compiling, or reverse translating these object modules is prohibited.

    The AVS TCP/IP protocol stack, which includes RFC 1577 support:
 AFINET.SYS    TCP/IP OS/2 device driver
 IFNDIS.SYS    TCP/IP OS/2 device driver
 ATMARP.EXE    Configure/Query RFC 1577 ARP Client/Server info
 CNTRL.EXE     TCP/IP OS/2 run time module
 IPATMCFG.EXE  Configure RFC 1577 ARP ATM addresses

    The following installation DLLs:

 EPFIPII.DLL
 EPFIEXTS.DLL
 EPFIRSBK.DLL

    Installation programs from \avs\si:

 DISKGEN.EXE
 EPFIDLDS.EXE
 EPFINSTS.EXE
 EPFIPAK2.EXE
 EPFIPRCS.EXE
 EPFIUPK2.EXE

    The LLATMI device drivers:

 LLATMOSX.OS2          25 Mbit adapter device driver
 API155.OS2            155 Mbit adapter device driver

    The following DLLs:

 cclbase.dll
 ccltcp.dll

A.2.2 VIDEO DISTRIBUTION MODULE CODE PROVIDE IN OBJECT FORM ONLY

No source form for this object code identified below will be provided. Furthermore, reverse-engineering, reverse-compiling, or reverse translating these object modules is prohibited.

    The object files for ATM Forum 3.1 Signaling and ILMI support:

        atm_objaddrLib.a
        atm_configLib.a
        atm_cmgrLib.a
        atm_ilmiLib.a
        atm_memmgrLib.a
        atm_saalLib.a
        atm_svcfLib.a
        atm_timerLib.a
        vdmWrap.a

ATTACHMENT B - LICENSED TECHNOLOGY

B.1 VIDEO ACCESS NODE LICENSED TECHNOLOGY

B.1.1 VIDEO ACCESS NODE ENCODER

Licensed Technology for the Encoder Adapter includes:

o Encoder Adapter schematics and bill-of-material data in the form of Concept files.

o Encoder Adapter physical design information in the form of Allegro files, which includes the board outline drawings, component placement, wiring layers, and netlist.

o Manufacturing data for raw card in the form of Gerber data for the board vendor.

o Bill-of-Material and Approved Vendor List in the form of Microsoft Excel 5.0 spreadsheet.

o Field-Programmable Gate Array (FPGA) source files and image files for each of the four FPGA components: Altera FPGA ("HPAL, FPAL, APAL") in Max+Plus II, AMD Mach FPGA ("VPAL") in MACH XL 3.0.

Licensed Technology for the AIB Adapter includes:

o AIB Adapter schematics and bill-of-material data in the form of Concept files.

o AIB Adapter physical design information in the form of Allegro files, which includes the board outline drawings, component placement, wiring layers, and netlist.

o Manufacturing data for raw card in the form of Gerber data for the board vendor.

o Bill-of-Material and Approved Vendor List in the form of Microsoft Excel 5.0 spreadsheet.

o Programmable Device source files and image files for each of the two components: AMD 22V10 ("U506") in Abel, FLASH ROM from Artic960 microcode)

o  Top card connector cable assembly drawing

B.1.2 VIDEO ACCESS NODE DECODER

Licensed Technology for the Decoder Adapter includes:

o Decoder Adapter schematics and bill-of-material data in the form of Concept files.

o Decoder Adapter physical design information in the form of PADS files, which includes the board outline drawings, component placement, wiring layers, and netlist.
   Note: The physical design for the Decoder Adapter was modified in the PADS physical design tool. However, the modifications were not back-annotated into the original Orcad schematics. Representative schematics were created and maintained by hand in Concept.

o Manufacturing data for raw card in the form of Gerber data for the board vendor.

o Bill-of-Material and Approved Vendor List in the form of Microsoft Excel spreadsheet.

o Programmable Device source files and image files for each of the four Lattice FPGA components.

B.2 VIDEO DISTRIBUTION MODULE DECODER BLADE LICENSED TECHNOLOGY

Licensed Technology for the 2-port Video Distribution Module Base Card includes:

o Video Distribution Module Base Card Adapter schematics and bill-of-material data in the form of Concept files.

o Video Distribution Module Base Card Adapter physical design information in the form of Allegro files, which includes the board outline drawings, component placement, wiring layers, and netlist.

o  Bill-of-Material and Approved Vendor List in the form of a flat text file.

o  Programmable Device source files and JEDEC files for each of the components:
   XILINX FPGA ("Buzz") in VHDL, Altera CPLD ("DARB") in MAX+Plus II, XILINX FPGA ("Infinity") in Concept, AMD 26V12 in Abel.

o  Binary load image for LSI Logic ATMizer module.

o XILINX binary image included in 403 FLASH module for loading two XILINX devices.

Licensed Technology for the 6-port Video Distribution Module Port Card includes:

o 6-port Video Distribution Module Port Card Adapter schematics and bill-of-material data in the form of Concept files.

o 6-port Video Distribution Module Port Card Adapter physical design information in the form of Allegro files, which includes the board outline drawings, component placement, wiring layers, and netlist.

o  Bill-of-Material and Approved Vendor List in the form of a flat text file.

o  Programmable Device source files and image files for each of the components:
   XILINX FPGA ("Woody") in VHDL, and AMD 26V12 in Abel.

B.3 VIDEO ACCESS NODE MANUFACTURING INFORMATION LICENSED TECHNOLOGY

B.3.1 VIDEO ACCESS NODE MANUFACTURING DOCUMENTATION

  a.  Parts list for the IBM 8300-300 which identifies the following:

        o   Manufacturing Feature Index (MFI)
        o   Field Feature Index (FFI)
        o   Build of Material (B/M) Part Number Listing
            o   Final Assembly and Features (MFI & FFI)
            o   Final Assembly 8300-300 B/M
            o   Power Cords: selection by country code and/or feature code
            o   Pub Ship Groups
            o   MFI B/M Contents
            o   Modems; selection by country code and/or feature code
            o   FFI B/M Contents

  b.  Engineering Level Routing (P/N 85H6566)

        o   Manufacturing Process/Build Documentation
            o Detailed assembly instructions (final assembly, video adapters, features)
            o Listing of reference drawings (final assembly, video adapters, features)

  c.  Manufacturing drawings including:

        o   Final Assembly/Components, Decoder, Encoder, AIB
        o Part numbers contained in 8300-300 Parts Lists and Engineering Level Routing (85H6566)

  d.  Manufacturing Test Procedures for the IBM 8300 (Document # RA.35.2339)

        o   assembly verify and BIOS update
        o   writing a test diskette
        o   initial test and code load
        o   burn-in
        o   final test

  e.  IBM Video Access Node card MFT Procedure (Document # RA.35.2220)

        o Functional test procedure for Video Access Node decoder and encoder cards

  f.  Hardware Service Cost Estimate: IBM 8300 (Document # IBM8300)

B.3.2 VIDEO ACCESS NODE SUPPLIERS

IBM will provide information identifying IBM's sources for parts, components, and supplies used by IBM to manufacture the Video Access Node procured within IBM or from third parties.

ATTACHMENT C - LICENSED DOCUMENTATION

The following end user documentation will be provided in soft copy form as bookmaster files and in hard copy form.

8300 Video Access Node Model 300 Planning Guide                  GA27-4175-00
8300 Video Access Node Customer Setup and User's Guide           GA27-4174-00
8300 Video Access Node Maintenance Information                   GY27-0358-00
8300 Video Access Node Programming Reference and Guide           SC30-3881-01

Video Distribution Module User's Guide                           GA27-4173-00

ATTACHMENT D - CODE, TECHNOLOGY, AND TOOLS SPECIFICALLY NOT LICENSED

D.1 UNLICENSED CODE PERTAINING TO THE VIDEO ACCESS NODE

o  Source code for object-code-only modules listed in Attachment A Section A.2.1

o Software from the IBM Artic Developer's Program for the Artic960 adapter from IBM Boca Raton. This includes system software on the host processor, Arctic960 Run-Time environment, as well as the kernel modules for the i960 on the Artic adapter.

o All "parts" for adapter manufacture including any required binaries for any chip sets (for example, picocode loads for the IBM MPEG-2 encoder chips are included in the purchase of the chips, C-Cube Microsystems picocode for CL-9100 and CL-9110, Crystal Semiconductor picocode for CS4920A, etc.)

o Development toolkit including compiler and runtime environment including an operating system VRTx kernel, for the decoder adapter, from Microtec Research.

o  OS/2 Warp 4.0 (including the required interpreter, OS/2 Procedures Language
   (REXX) interpreter and software services)

o  TCP/IP (shipped with OS/2 Warp 4.0, replaced by the AVS code)

o  Visual Age C++ for OS/2 (for run-time DLLs)

o  Bookmanager reader for OS/2

o TCP/IP applications and client/server suite for OS/2 (ie telnet, NFS, servers/daemons, etc)

o  Netfinity for OS/2

o  IBM WebExplorer Web Server

D.2 UNLICENSED CODE PERTAINING TO THE VIDEO DISTRIBUTION MODULE

o IBM OS/Open operating system and development tools for the Power PC 403. The Video Distribution Module operational microcode image contains the OS/Open embedded kernel and libraries. A license for development and/or distribution of OS/ Open may be obtained from IBM Microelectronics.

o The High C/C++ compiler/linker for PowerPC. A license for these tools, used to build the Video Distribution Module operational and boot images, may be obtained from MetaWare.

o BSO/Tasking compiler and debugger for development and testing of the LSI Logic ATMizer on-chip microcode. A license for the compiler and debugger may be obtained from BSO/Tasking.

D.3 UNLICENSED TOOLS

D.3.1 UNLICENSED SOFTWARE TOOLS AND ASSOCIATED DEVICES

  -----------------------------------------------------------------------------------------------
  Vendor          Software            Version       Cables      Devices
                                                    Needed?
  -----------------------------------------------------------------------------------------------
  Cadence         Concept             8.x             No        VaN Encoder
                  Allegro                             No        VaN AIB
                                                      No        VaN Decoder (Schematics Only)
                                                      No        VDM Base Card
                                                      No        VDM Base Card (1 device)
                                                      No        VDM Port Card
  -----------------------------------------------------------------------------------------------
  PADS                                                No        VaN Decoder Physical Design
  -----------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------
  Altera          Max+Plus II                        Yes        VaN Encoder (3 devices)
                                                      No        VDM Base Card (1 device)
  -----------------------------------------------------------------------------------------------
  AMD             MACH XL             3              Yes        VaN Encoder (1 devices)
  -----------------------------------------------------------------------------------------------
  AMD             Palasm              x               No        VaN AIB (1 device)
                                                      No        VDM Base Card (2 devices)
                                                      No        VDM Port Card (6 devices)
  -----------------------------------------------------------------------------------------------
  XILINX          XACT                5.1            Yes        VDM Base Card (2 devices)
                                                      No        VDM Port Card (1 device)
  -----------------------------------------------------------------------------------------------
  Synopsys        Design Compiler                     No        VDM Base Card (1 device)
                  FPGA Compiler                       No        VDM Port Card (1 device)
                  Logic Modeling                      No
  -----------------------------------------------------------------------------------------------
  MTI             VSIM Simulator      4.4             No        VDM Base Card (1 device)
                                                      No        VDM Port Card (1 device)
  -----------------------------------------------------------------------------------------------
  Lattice         isp Synario                        Yes        VaN Decoder (5 devices)
  -----------------------------------------------------------------------------------------------
  Motorola        BDM                                Yes        VaN Decoder (1 device)
  -----------------------------------------------------------------------------------------------


D.3.1 UNLICENSED HARDWARE TOOLS

  Vendor                   Tool                         Comments
  ------                   ----                         --------
  XILINX                   Serial PROM Burner           XILINX PROMs
  IBM Microelectronics     PowerPC 403 RiscWatch
  Division, RTP NC
  IBM NHD                  MMF ATM switch bypass        Prototypes (5x) based on
                           interface to VDM Base        Applied Telecom Inc.,
                           Card                         ATM OC-3 NIC with Utopia
                                                        interface plus
                                                        breadboard ckts.
  Data I/O                 Unisite                      22V10, 26V12, Altera

D.4 UNLICENSED TECHNOLOGY

D4.1  UNLICENSED TECHNOLOGY PERTAINING TO THE VIDEO ACCESS NODE PLATFORM

o IBM PC Server 325 platform (planar, processor card, hard drive, etc.) and BIOS

o  Adaptec SCSI BIOS

o  IBM ATM adapters

o  IBM PC Server 325 Diagnostics

o  All parts required for platform manufacture

D4.2 UNLICENSED TECHNOLOGY PERTAINING TO THE VIDEO ACCESS NODE ENCODER

o  ASPI, Inc. microcode for A1023 MPEG-1 Audio Encoder Module (Rev. 9 or higher)

o  IBM Artic960 kernel for Intel i960 processor

o  IBM MPEG Encoder chipset and core loads

o IBM Artic960 coprocessor adapter and Vero DMA controller module (on Video Access Node AIB)

o  All parts required for Encoder Adapter and AIB Adapter manufacture

D4.3 UNLICENSED TECHNOLOGY PERTAINING TO THE VIDEO ACCESS NODE DECODER

o  Tools for Motorola 68340 processor

o  All parts required for Decoder Adapter manufacture

D4.4 UNLICENSED TECHNOLOGY PERTAINING TO THE VIDEO DISTRIBUTION MODULE BASE AND PORT CARDS

o All parts required for Video Distribution Module Base and Port Card manufacture

ATTACHMENT E - ASSETS AVAILABLE FOR PURCHASE


E.1 DEVELOPMENT ASSETS


  ----------------------------------------------------------------------------------
  Item         Long Description                         Manuf / Model            Qty
  ----------------------------------------------------------------------------------
  MONITOR -    Professional Studio Monitor (NTSC/PAL)   Sony PVM-2950Q            4
  29"          Inputs:  Composite / S-Video / Stereo    with Speakers
               Audio with loopthru, auto-termination,   3/95
               VTR input
  ----------------------------------------------------------------------------------
  MONITOR -    Professional Studio Monitor (NTSC only)  Sony PVM-2030             8
  20"          Inputs:  Composite / S-Video / Stereo    with Speakers
               Audio with loopthru, auto-termination,   3/95
               VTR input
  ----------------------------------------------------------------------------------
  MONITOR -    Broadcast quality monitor (NTSC/PAL)     Sony PVM-1354Q            1
  19"          Inputs: Composite, S-Video,  mono        monaural speaker
               audio,                                   S/N 2008489,    3/95
               RGB/component, Ext Sync, underscan
  ----------------------------------------------------------------------------------
  LASERDISK    Industrial LD (CLV) with front-panel     Sony LDP-2000             2
               controls and RS-232 interface, hour
               meter, NTSC
  ----------------------------------------------------------------------------------
  LASERDISK    Industrial LD (CLV) with front-panel     Sony LDP-1500             1
               controls and RS-232 interface, NTSC
               only
  ----------------------------------------------------------------------------------
  LASERDISK    Prosumer CD/CDV/LD (CLV/CAV) NTSC        Sony MDP-650              1
               2x Composite / S-Video / stereo audio,   5/97
               dig out
  ----------------------------------------------------------------------------------
  LASERDISK    Video Essentials, Speed, Jurassic Park, Clean Slate, Raising       9
  CONTENT      Arizona,
               Circle of Friends, Leap of Faith, Mighty Ducks, Bon Jovi
  ----------------------------------------------------------------------------------
  CAMERA -     Consumer, NTSC, color viewfinder         Sony TR-700     8/95      2
  HI-8         stereo audio, soft case                  Sony TR-600     8/95
  ----------------------------------------------------------------------------------
  CAMERA -     Desktop conferencing w. microphone       Videolabs Flexcam         1
  PAL          PAL format, 220V adapter                 S/N P110468,    5/97
  ----------------------------------------------------------------------------------
  VCR          Professional, Portable (NTSC)            Panasonic AG-5700         1
  S-VHS        Composite / S-Video / Stereo Audio       S/N J3TB00707
  ----------------------------------------------------------------------------------
  VCR          Prosumer, multiformat (NTSC/PAL/SECAM)   Panasonic AG-W1           1
  VHS          2x Composite / Stereo Audio              S/N 16TC00135
  ----------------------------------------------------------------------------------
  VTR          Professional, BetacamSP, NTSC,           Sony UV-1400A,  3/95      1
  BETACAMSP    RGB/Comp, Composite / S-video /          BT.768608B  SN.10001
               Stereo Audio (Balanced)
  ----------------------------------------------------------------------------------
  MONITOR -    Consumer (black), NTSC only              Mitsubishi CS-35303       1
  35"          RF / Composite / S-Video / stereo audio  S/N 431478,     3/95
  ----------------------------------------------------------------------------------
  MONITOR -    Consumer, NTSC only                      JVC (white),              3
  13"          RF / Composite / mono audio              Hitachi, Magnavox
  ----------------------------------------------------------------------------------
  NTSC TEST    Baseband video test pattern generator,   Tektronix TSG-170A        1
  PATTERN GEN  black burst                              Tektronix 1910            1
  ----------------------------------------------------------------------------------
  PAL TEST     Baseband video test pattern generator,   Tektronix 1411            1
  PATTERN GEN  black burst
  ----------------------------------------------------------------------------------
  WAVEFORM/    NTSC/PAL combination waveform monitor,   Tektronix 1765            1
  VECTORSCOPE  vectorscope, monochrome TV display
  ----------------------------------------------------------------------------------
  WAVEFORM/    NTSC combination waveform monitor and    Tektronix 1740            1
  VECTORSCOPE  vectorscope
  ----------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------
  A/V SWITCH   Routing Switcher for A/V sources         Knox 12x2                 2
               Composite, Stereo Audio (unbalanced      Knox 8x8                  1
               RCA)
  ----------------------------------------------------------------------------------
  A/V          A/V mixer/switcher: audio mix/fade,      Kramer SEG-1000           2
  EFFECTS      video effects gen / fade (no A/B wipes)
  BOARD
  ----------------------------------------------------------------------------------
  S-VIDEO      Converts composite to S-Video and        Kramer SVC-100            2
  CONVERTER    performs color correction and filtering
  ----------------------------------------------------------------------------------
  PC SERVER    IBM PC Server 325:                       IBM 8639-RS0             16
  325 (8639)   200MHz P6 Pro, 32MB, 2GB, 5 PCI/EISA
  ----------------------------------------------------------------------------------
  ATM HUBS     Intelligent Hub - 17 slots, 4 power      IBM 8260-A17              1
               supplies Workgroup Switch                IBM 8285+EXP              2
               (12x 25Mb, 1x 155Mb)
  ----------------------------------------------------------------------------------
  VIDEO        IBM AIX Media Streamer with              RS/6K, 7015-R30 (8w)      1
  SERVER       Serial SCSI Array (16x 2.2GB)            with 7133-010 SSA
  ----------------------------------------------------------------------------------
  AIX SYSTEM   IBM RS/6000 for ATM ARP Server           7013-530H, s/n            1
               IBM RS/6000 for Lab Print Server         2623548                   1
               IBM RS/6000 for Cadence Allegro design   7012-320H, s/n
                                                        2638757
                                                        7012-350, s/n 2648305
  ----------------------------------------------------------------------------------
  PPC 403      PowerPC 403 processor debugger which     IBM RiscWatch             2
  DEBUGGER     attaches to an IBM RS/6000 system
  ----------------------------------------------------------------------------------
  AUDIO A/D    Digital Audio Converter  (AES/EBU,       Spectral ADDA 2218        1
               analog)
  ----------------------------------------------------------------------------------
  CATV         Cable TV (RF/Composite) Signal           HP 8591C                  1
  ANALYZER     Spectrum Analyzer                        (never opened)
  ----------------------------------------------------------------------------------


E.2 MANUFACTURING ASSETS

Manufacturing Assets                        Book Value
--------------------                        ----------
In Circuit Testers
        Encoder (1)                             [*]
        AIB (1)                                 [*]
        Decoder (1)                             [*]

Injection Molding Equipment (1)                 [*]

Manufacturing Test Stations (3)                 [*]

[*]--CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ATTACHMENT F - MANUFACTURING TRANSITION ASSISTANCE

F.1 DOCUMENTATION

During the Transition Period set forth in Section 5.1 of the Agreement IBM will provide FVC with copies of the documents listed in Attachment B.3.1.

F.2 TRAINING AND CONSULTATION

During the Transition Period set forth in Section 5.1 of the Agreement IBM will provide training and consultation to FVC personnel concerning the manufacturing process related to the IBM 8300. IBM will also provide reasonable assistance to FVC on sourcing information described in Attachment B.3.2 by introducing FVC personnel to the IBM and third party supplier representatives and explaining to the representatives IBM's desire to enable FVC to assume manufacture of the FVC version 8300.